(10) Income Taxes: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2012
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

Income tax provision amounted to $7,440 and $7,495 for the years ended December 31, 2012 and 2011, respectively (an effective rate of (0.3)% for 2012 and (0.3)% for 2011).  A reconciliation of the provision for income taxes with amounts determined by applying the statutory U.S. federal income tax rate to income before income taxes is as follows:

	Year Ended December 31
	2012	2011
Computed tax at federal statutory rate of 34%	$ (807,305)	$ (878,610)
State taxes, net of federal benefit	3,947	3,072
Non-deductible items	95,392	87,434
Other	1,460	2,840
Change in valuation allowance	713,946	792,759
	$ 7,440	$ 7,495